                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             H.B. FULLER COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[LOGO] H.B. FULLER COMPANY
        World Headquarters

Office:     1200 Willow Lake Boulevard
            St. Paul, Minnesota 55110-5101
Mail:       P.O. Box 64683
            St. Paul, Minnesota 55164-0683
Phone:      (612) 236-5900

Dear Shareholder:

    We are pleased to invite you to the H.B. Fuller Company 1998 Annual Meeting of Shareholders to be held beginning at 3:00 p.m. on Thursday, April 16, 1998, at the Regal Minneapolis Hotel, 1313 Nicollet Mall, Minneapolis, Minnesota.

    In addition to the items of business set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, we will report on the current activities of the Company and there will be an opportunity to discuss matters of interest to you as a shareholder.

    We sincerely hope you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please sign and return the enclosed proxy card to assure that your shares are represented at the Annual Meeting.

    We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                                   [SIGNATURE]

                                          ANTHONY L. ANDERSEN

                                          Chair--Board of Directors

March 6, 1998

                   DIRECTIONS TO THE REGAL MINNEAPOLIS HOTEL
                               1313 NICOLLET MALL
                             MINNEAPOLIS, MINNESOTA

                                    [MAP]

FROM THE NORTH

Take I-35W South to the Washington Avenue exit. Take a right on Washington Avenue and follow Washington to 2nd Avenue South. Turn left on 2nd Avenue South. Follow the curve to Nicollet Mall. Turn right on Nicollet Mall. The first right is the parking ramp for the Regal Minneapolis Hotel.

FROM THE EAST

Take I-94 West towards downtown Minneapolis. Take the 11th Street exit and follow 11th Street to 2nd Avenue South. Turn left on 2nd Avenue South. Follow the curve to Nicollet Mall. Turn right on Nicollet Mall. The first right is the parking ramp for the Regal Minneapolis Hotel.

FROM THE WEST

Take 394 East towards downtown Minneapolis. Take the 394-Downtown exit to the 12th Street exit, curving right to LaSalle. Turn right on LaSalle to Grant Street. Turn left on Grant (2nd Avenue South) to Nicollet Mall. Turn left on Nicollet Mall. The first right is the parking ramp for the Regal Minneapolis Hotel.

FROM THE SOUTH

Take I-35W North towards downtown Minneapolis. Take the Downtown Exit-65 to the 11th Street exit. Follow 11th Street to 2nd Avenue South. Take a left on 2nd Avenue South and follow the curve to Nicollet Mall. Turn right on Nicollet Mall. The first right is the parking ramp for the Regal Minneapolis Hotel.

FROM THE AIRPORT TAKE 494 WEST TO I-35W. FOLLOW DIRECTIONS "FROM THE SOUTH."

                              H.B. FULLER COMPANY

                           1200 Willow Lake Boulevard
                                 P.O. Box 64683
                         St. Paul, Minnesota 55164-0683
                                 (612) 236-5900

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 16, 1998

    The Annual Meeting of Shareholders of H.B. Fuller Company will be held at the Regal Minneapolis Hotel, 1313 Nicollet Mall, Minneapolis, Minnesota, on Thursday, April 16, 1998, beginning at 3:00 p.m. for the following purposes:

       (1) to elect four directors for a three-year term;

       (2) to consider and vote on a proposal to approve the Company's 1998 Directors' Stock Incentive Plan;

       (3) to ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending November 28, 1998;

       (4) to consider and vote on a shareholder proposal regarding tobacco-related business of the Company; and

       (5) to transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business on February 19, 1998 are entitled to notice of and to vote at the meeting.

    Whether or not you plan to attend the meeting in person, please mark, date and sign the enclosed proxy card and mail it in the enclosed envelope. No postage is required if the proxy card is mailed in the United States.

                                          By Order of the Board of Directors

                                                    [SIGNATURE]

                                          Richard C. Baker
                                          Secretary

March 6, 1998

                              H.B. FULLER COMPANY
                           1200 Willow Lake Boulevard
                                 P.O. Box 64683
                         St. Paul, Minnesota 55164-0683
                                 (612) 236-5900

                                PROXY STATEMENT
                                      FOR
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 16, 1998

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of H.B. Fuller Company, a Minnesota corporation (the "Company"), to be voted at the 1998 Annual Meeting of Shareholders and at any adjournment of the meeting (the "Annual Meeting"). This Proxy Statement and form of proxy are being first mailed or given to shareholders on or about March 6, 1998.

    Proxies in proper form received by the time of the Annual Meeting will be voted as specified. A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation or a properly executed new proxy to the Secretary of the Company, or by attending the meeting and voting in person.

    The Company will bear the cost of proxy preparation and solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners. Proxies are being solicited primarily by mail. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies for the Annual Meeting for a fee of approximately $4,000 plus associated costs and expenses. In addition, proxies may be solicited by telephone or facsimile, or personally by Company directors, officers and regular employees, who will receive no additional compensation for their services other than their regular salaries.

    Shareholders of record at the close of business on February 19, 1998 are entitled to vote at the Annual Meeting. At that time, the Company had outstanding 13,885,933 shares of Common Stock and 45,900 shares of Series A Preferred Stock. Holders of Common Stock are entitled to one vote per share, and holders of Series A Preferred Stock are entitled to 80 votes per share. Holders of Common Stock and Series A Preferred Stock vote as a single class upon the election of directors and upon all matters submitted to shareholders. On a combined basis, 17,557,933 votes are entitled to be cast at the Annual Meeting. There is no cumulative voting. If a shareholder abstains from voting as to any matter (or withholds authority to vote for one or more nominees for director), then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter (or the election of directors). If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The table below presents, as of January 31, 1998 (unless otherwise noted), certain information about all shareholders known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and information about the beneficial ownership of the Company's Common Stock by each director, nominee and executive officer named in the Summary Compensation Table below and all directors and executive officers of the Company as a group. Elmer L. Andersen, 1483 Bussard Court, Arden Hills, Minnesota 55112, owns 45,900 shares of the Company's Series A Preferred Stock, representing 100% of the class. Based on the Series A Preferred Stock and Common Stock beneficially owned by Mr. Andersen, he controls 21.5% of the voting power of the Company. Unless otherwise noted, the shareholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock owned by them.

                                                                                                 PERCENT OF
                                                                        AMOUNT AND NATURE OF    COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP    OUTSTANDING
----------------------------------------------------------------------  ---------------------   ------------
U.S. Bancorp .........................................................         704,417(1)          5.09%
  601 2nd Avenue South
  Minneapolis, Minnesota 55402
Anthony L. Andersen...................................................         400,520(2)          2.89%
Norbert R. Berg.......................................................           9,878(3)          *
Edward L. Bronstien, Jr...............................................          14,518(3)          *
Robert J. Carlson.....................................................           5,752(3)          *
Freeman A. Ford.......................................................           1,500             *
Gail D. Fosler........................................................             447(3)          *
Dr. Reatha Clark King.................................................           6,365(3)          *
Walter Kissling.......................................................         257,670(4)          1.86%
Dr. John J. Mauriel, Jr...............................................          14,944(3)          *
Lee R. Mitau..........................................................             500             *
Rolf Schubert.........................................................          65,273(5)          *
Lorne C. Webster......................................................          49,668(3)(6)       *
Lars T. Carlson.......................................................          18,876(7)          *
John T. Ray, Jr.......................................................          44,775(8)          *
Jerald L. Scott.......................................................          33,858(9)          *
All directors and executive officers as a group (22 persons)..........       1,005,872(10)         7.19%

------------------------

  *Indicates less than 1%.

  (1) U.S. Bancorp reported on a Schedule 13G filed with the Securities and Exchange Commission that, as of December 31, 1997, it had sole voting power with respect to 302,107 shares, shared voting power with respect to 141,193 shares, sole dispositive power with respect to 293,516 shares and shared dispositive power with respect to 396,401 shares. U.S. Bancorp also reported that the filing was made on behalf of certain of its bank subsidiaries, that other persons and accounts have the right to receive dividends from, or the proceeds from the sale of, the shares, and that none of such persons or accounts was known to have an interest relating to more than 5% of the Company's Common Stock.

  (2) Includes 15,750 shares issuable pursuant to stock options which are currently exercisable, 4,755 shares of restricted Common Stock subject to forfeiture, 15,456 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan and 248,301 shares held in a revocable trust.

  (3) Includes the following stock units payable only in Company Common Stock that were awarded under the Directors' Stock Plan: Norbert R. Berg--7,979, Edward L. Bronstien, Jr.--6,686, Robert J. Carlson--5,752, Gail D. Fosler--147, Reatha Clark King--2,897, John J. Mauriel, Jr.--8,344, and Lorne C. Webster--4,068.

  (4) Includes 27,000 shares issuable pursuant to stock options which are currently exercisable and 498 shares held in trust under the Company's Profit Share Plus Plan.

  (5) Includes 10,500 shares issuable pursuant to stock options which are currently exercisable, 6,241 shares of restricted Common Stock subject to forfeiture and 10,495 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan.

  (6) Includes 18,300 shares as to which Mr. Webster has shared voting power and shared investment power. Mr. Webster disclaims beneficial ownership of such shares.

  (7) Includes 6,563 shares issuable pursuant to stock options which are currently exercisable, 4,658 shares of restricted Common Stock subject to forfeiture and 7,655 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan.

  (8) Includes 10,500 shares issuable pursuant to stock options which are currently exercisable, 7,802 shares of restricted Common Stock subject to forfeiture, 4,775 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan and 15,687 shares owned by Mr. Ray's wife.

  (9) Includes 4,560 shares owned by Mr. Scott's wife. Mr. Scott disclaims beneficial ownership of such shares. Also includes 10,500 shares issuable pursuant to stock options which are currently exercisable, 3,046 shares of restricted Common Stock subject to forfeiture and 3,074 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan.

 (10) Includes 103,813 shares issuable pursuant to stock options which are currently exercisable, 35,873 stock units payable only in Company Common Stock that were awarded under the Directors' Stock Plan, 51,759 shares of restricted Common Stock subject to forfeiture and 57,968 shares held in trust under the Company's Thrift Plan and Profit Share Plus Plan.

                             ELECTION OF DIRECTORS

    The Board of Directors is currently composed of 12 directors and is divided into three classes, each consisting of four directors. Each year one class of directors stands for election for a three-year term. The term of office for Class II directors, consisting of Anthony L. Andersen, Norbert R. Berg, Freeman
A. Ford and John J. Mauriel, Jr., will expire at the 1998 Annual Meeting. The term of office for Class III directors, consisting of Edward L. Bronstien, Jr., Walter Kissling, Lee R. Mitau and Lorne C. Webster, will expire at the 1999 Annual Meeting. The term of office for Class I directors, consisting of Robert
J. Carlson, Gail D. Fosler, Reatha Clark King and Rolf Schubert, will expire at the 2000 Annual Meeting.

    At the 1998 Annual Meeting, four persons are to be elected as Class II directors to hold a three-year term of office from the date of their election until the 2001 Annual Meeting and until their successors are duly elected and qualified. The four nominees for election as Class II directors are Anthony L. Andersen, Norbert R. Berg, Freeman A. Ford and John J. Mauriel, Jr., all of whom are currently directors. Each of the nominees has agreed to serve as a director if elected. The accompanying proxy will be voted FOR the election of the four nominees named above, unless authority to vote for one or more of such nominees is withheld as specified in the proxy. Therefore, if no instruction is given, the accompanying proxy, if delivered to the Company, will be voted FOR the election of the four nominees.

    The affirmative vote of a majority of the combined voting power of the Common Stock and Series A Preferred Stock represented and entitled to vote at the Annual Meeting is required for the election of each director. If, for any reason, any nominee becomes unavailable for election, the proxies solicited by the Board of Directors will be voted for a different nominee selected by the Board of Directors, or the Board of Directors, at its option, may reduce the number of directors constituting Class II directors.

    Information concerning the four nominees and the directors whose terms of office will continue after the 1998 Annual Meeting is set forth below:

--------------------------------------------------------------------------------

             NOMINEES FOR ELECTION TO BOARD OF DIRECTORS--CLASS II

                             (TERM ENDING IN 2001)

--------------------------------------------------------------------------------

                              ANTHONY L. ANDERSEN
    [PHOTO] Anthony L. Andersen, age 62, has been Chair of the Board of Directors since 1992. He was Chief Executive Officer of the Company from 1973 to 1995 and President of the Company from 1971 to 1992. Mr. Andersen is a director of ECM Publishers, Inc. and a trustee of Minnesota Mutual Life Insurance Company. Mr. Andersen has been a director of the Company since 1966 and is a member and chair of the Executive Committee and a member of the Corporate Governance, Finance and Retirement Plans Committees.

                              NORBERT R. BERG
    [PHOTO] Norbert R. Berg, age 66, retired as Deputy Chairman of the Board of Control Data Corporation, a computer manufacturing and data services company, in 1988, a position he held since 1980. He was a director of First Trust National Association from 1970 to 1996 and a director of Control Data Corporation from 1977 to 1990. Mr. Berg has been a director of the Company since 1976 and is a member and chair of the Compensation Committee and a member of the Corporate Governance Committee.

                              FREEMAN A. FORD
    [PHOTO] Freeman A. Ford, age 57, has been Chairman and Chief Executive Officer of Fafco, Inc., Redwood City, California, a manufacturer of energy conservation equipment, since 1972. Mr. Ford has been a director of the Company since 1975 and is a member and chair of the Finance Committee and a member of the Audit Committee.

                              JOHN J. MAURIEL, JR.
    [PHOTO] John J. Mauriel, Jr., age 65, has been a member of the faculty of The Carlson School of Management, University of Minnesota, since 1965 and the Director of the Bush Educator's Program since 1975. Dr. Mauriel has been a director of the Company since 1968 and is a member and chair of the Audit Committee and a member of the Compensation Committee.

--------------------------------------------------------------------------------

         MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE--CLASS III

                             (TERM ENDING IN 1999)

--------------------------------------------------------------------------------

                              EDWARD L. BRONSTIEN, JR.
    [PHOTO] Edward L. Bronstien, Jr., age 70, has been President of Rybovich Spencer, a yacht construction, sales and service business in West Palm Beach, Florida, since 1981. He is a member of the Florida Advisory Board of Directors, Wachovia Corporation, Winston-Salem, North Carolina. Mr. Bronstien has been a director of the Company since 1972 and is a member and chair of the Corporate Governance Committee and a member of the Audit and Executive Committees.

                              WALTER KISSLING
    [PHOTO] Walter Kissling, age 66, has been Chief Executive Officer of the Company since 1995 and President since 1992. He was Chief Operating Officer of the Company from 1990 to 1995 and an Executive Vice President from 1990 to 1992. He has been Chairman since 1985 and a director since 1969 of Kativo Chemical Industries, S.A., a subsidiary of the Company. He is also a director of Pentair, Inc. Mr. Kissling has been a director of the Company since 1968 and is a member of the Executive and Finance Committees.

                              LEE R. MITAU
    [PHOTO] Lee R. Mitau, age 49, has been Executive Vice President, General Counsel and Secretary of U.S. Bancorp, a regional multi-state bank holding company headquartered in Minneapolis, since 1995. He was a partner in the Corporate Department of the law firm of Dorsey & Whitney LLP from 1983 to 1995. He is a director of Graco, Inc. Mr. Mitau was Secretary of the Company from 1990 to 1995. He has been a director of the Company since October 1996 and is a member of the Compensation Committee.

                              LORNE C. WEBSTER
    [PHOTO] Lorne C. Webster, age 69, has been Chairman of the Board and Chief Executive Officer of Prenor Group, Ltd., a Montreal-based Canadian financial services holding company, since 1980. He is a director of Consumers Packaging, Inc., Bank of Montreal, Murphy Oil Corporation, Bankmont Financial Corporation and Amalgamated Income LP. Mr. Webster has been a director of the Company since 1970 and is a member and chair of the Retirement Plans Committee.

--------------------------------------------------------------------------------

          MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE--CLASS I

                             (TERM ENDING IN 2000)

--------------------------------------------------------------------------------

                              ROBERT J. CARLSON
    [PHOTO] Robert J. Carlson, age 68, is a director of Advanced Aerospace Design Corp. and Belov Company, Inc. He was Vice Chairman of the Board of J. I. Case Corporation, a worldwide manufacturer of agricultural and construction equipment, from September 1992 to 1994. He was Chairman of the Board and Chief Executive Officer of J. I. Case Corporation from 1991 to 1992. Mr. Carlson has been a director of the Company since 1989 and is a member of the Finance Committee.

                              GAIL D. FOSLER
    [PHOTO] Gail D. Fosler, age 50, is Senior Vice President and Chief Economist of The Conference Board, a non-profit, business-sponsored research and membership organization. From 1989 to 1997, she was Vice President, Chief Economist and Executive Director of The Conference Board. Ms. Fosler is a director of the Unisys Corporation, a trustee of John Hancock Mutual Funds and a director of the National Bureau of Economic Research. Ms. Fosler has been a director of the Company since 1992 and is a member of the Finance Committee.

                              REATHA CLARK KING
    [PHOTO] Reatha Clark King, age 59, has been President and Executive Director of the General Mills Foundation and Vice President of General Mills, Inc., a diversified food company, since 1988. She served as President of Metropolitan State University, St. Paul, Minnesota, from 1977 to 1988. She is a director of Norwest Corporation and Exxon Corporation and is a trustee of Minnesota Mutual Life Insurance Company. Dr. King has been a director of the Company since 1978 and is a member of the Compensation and Corporate Governance Committees.

                              ROLF SCHUBERT
    [PHOTO] Rolf Schubert, age 59, has been Chief Technology Officer of the Company since 1996. From 1982 to 1996, he was Vice President, Corporate Research and Development, of the Company. Mr. Schubert has been a director of the Company since 1972 and is a member of the Retirement Plans Committee.

DIRECTORS' COMPENSATION

    Each director (except for Anthony L. Andersen, Walter Kissling and Rolf Schubert, who are full-time employees of the Company) is paid an annual retainer of $22,000, plus a Board meeting fee of $1,000 for each day of a board meeting attended, and a fee of $900 for each day of a committee meeting attended. Committee chairs receive an additional $3,000 retainer annually.

    Under the Company's Directors' Stock Plan (the "Directors' Stock Plan"), directors may elect to defer receipt of all or a percentage of their retainer and meeting fees and later receive Common Stock under the Directors' Stock Plan. If deferral is elected, all deferred cash amounts are increased by 10% and converted into Common Stock units, with the result that such amounts are treated as if they had been invested in shares of Common Stock. In addition, each participating director's account is credited with additional units with a value equal to dividends paid on the Company's Common Stock at the time such dividends are paid. The stock units do not have voting rights. Common Stock is issued to a director pursuant to the Directors' Stock Plan at the earliest to occur of (i) the last date on which the director serves as a director (I.E., the date of resignation or removal from the Board or the end of the director's elected term) or, at the option of the director, on the first, second, third, fourth or fifth anniversary of such last date, or later upon death, as may be selected by the director in advance, (ii) disability, (iii) death or (iv) the date of a "change in control" (as defined in the Directors' Stock Plan). During the fiscal year ended November 29, 1997, the following directors elected to defer receipt of their retainer and/or meeting fees in the amounts shown: Norbert R. Berg--$48,600, Edward L. Bronstien, Jr.--$25,000, Robert J. Carlson--$39,300, Gail D. Fosler--$6,913, Reatha Clark King--$22,000, and John J. Mauriel, Jr.--$44,900.

    The Company's Retirement Plan for Directors (the "Directors' Retirement Plan") provides for payment of a retirement benefit to each eligible director, beginning on the later of the date of the director's retirement from the Board or such director's 60th birthday, in an amount equal to the director's annual retainer for the 12-month period preceding such date. The retirement benefit is paid each year for 15 years or the number of years of service as a director, whichever is less. Eligible directors are Elmer L. Andersen (retired Chair of the Board) and non-employee directors with a minimum of 10 years of service. The Directors' Retirement Plan is an unfunded plan. However, the Company has placed funds in trust that, although subject to claims of the Company's creditors, are intended to provide benefits under the Directors' Retirement Plan.

    In fiscal year 1997, the Compensation Committee terminated the Directors' Retirement Plan for any director elected to the Company's Board of Directors after October 16, 1997. The Directors' Retirement Plan remains in effect for all eligible directors as of October 16, 1997, except for Lee R. Mitau, who elected to receive 3,417 shares of restricted Common Stock of the Company, as determined by the Board of Directors, in lieu of any retirement benefit that Mr. Mitau otherwise would have been eligible to receive under the Directors' Retirement Plan. The shares will be awarded under the 1998 Directors' Stock Incentive Plan (the "1998 Plan"), if the 1998 Plan is approved by the Company's shareholders. See "Proposal to Approve 1998 Directors' Stock Incentive Plan."

    The Board of Directors adopted the 1998 Plan as a replacement for the Directors' Retirement Plan. The Board of Directors believes that awards of stock-based compensation under the 1998 Plan provide a more effective means of linking the interests of the directors with the interests of the Company's shareholders, as described below under the heading "Proposal to Approve 1998 Directors' Stock Incentive Plan." The Directors' Stock Plan described above, under which directors may elect to defer receipt of all or a percentage of their retainer and meeting fees and later receive shares of the Company's Common Stock, will remain in effect.

    The Company maintains a program under which non-employee directors are reimbursed for annual physical examinations. During the fiscal year ended November 29, 1997, the Company paid reimbursements of a total of $438 for director physical examinations and related expenses.

    The Company has a matching gifts to education program. Under the program, the Company provides a matching contribution in an amount equal to a director's contribution to an eligible educational institution. The maximum amount to be contributed by the Company in any fiscal year on behalf of any director is $1,000. During the fiscal year ended November 29, 1997, the Company matched contributions of $1,000 each with respect to Norbert R. Berg, Freeman A. Ford, Reatha Clark King and John J. Mauriel, Jr., $250 with respect to Edward L. Bronstien, Jr. and $75 with respect to Walter Kissling.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors is responsible for the overall affairs of the Company and conducts its business through meetings of the Board and six standing committees: Audit, Compensation, Corporate Governance, Executive, Finance and Retirement Plans. Ad hoc committees are also established under the direction of the Board when necessary to address specific issues.

    The Board of Directors held five meetings during the fiscal year ended November 29, 1997. Each director attended at least 89% of the aggregate of the total number of meetings of the Board and committees on which he or she was a member during such fiscal year.

    The Audit Committee (i) makes recommendations to the Board of Directors with respect to the engagement or dismissal of the Company's independent public accountants, (ii) reviews the work and audit plan of the independent public accountants, (iii) reviews financial statements and related disclosures with the independent public accountants and financial management of the Company, (iv) reviews audit fees, (v) reviews and approves the scope and results of the Company's internal auditing procedures, (vi) reviews the adequacy of the Company's internal accounting and financial control systems, (vii) reviews the adequacy of the Company's risk management policies and insurance coverage and
(viii) reviews compliance with the Company's ethical conduct policy. The Audit Committee's members are Edward L. Bronstien, Jr., Freeman A. Ford and John J. Mauriel, Jr., all of whom are non-employee directors. The committee held five meetings during the fiscal year ended November 29, 1997.

    The Compensation Committee (i) reviews and establishes the Company's overall compensation strategies and programs with respect to officers and directors,
(ii) reviews
and approves the Chief Executive Officer's compensation, (iii) approves the total amount of individual achievement awards and (iv) administers and grants restricted stock and restricted stock unit awards under the Company's 1992 Stock Incentive Plan. The Compensation Committee's members are Norbert R. Berg, Reatha Clark King, John J. Mauriel, Jr. and Lee R. Mitau, all of whom are non-employee directors. The committee held six meetings during the fiscal year ended November 29, 1997.

    The Corporate Governance Committee (i) recommends to the Board nominees for the Board of Directors, (ii) evaluates the performance of directors and is responsible for new director orientation and ongoing director education, (iii) recommends to the Board the election of executive officers, (iv) recommends to the Board appointments to, and the responsibilities of, Board committees, (v) reviews the Company's organizational structure and succession planning, (vi) evaluates the performance of the Chair of the Board and the Chief Executive Officer and (vii) reviews the functioning of the Board and the fulfillment of its legal duties and makes recommendations regarding such matters to the Board. Recommendations by shareholders of potential director nominees may be addressed to the Corporate Governance Committee in care of the Secretary of the Company, who will forward such recommendations to the committee for consideration. The Corporate Governance Committee's members are Norbert R. Berg, Edward L. Bronstien, Jr., Anthony L. Andersen and Reatha Clark King. The committee held two meetings during the fiscal year ended November 29, 1997.

    The Executive Committee acts only between meetings of the Board of Directors and is subject at all times to the control and direction of the Board. Within such limits, the Executive Committee may exercise all of the powers of the Board in the management of the business of the Company, except the power to (i) declare dividends, (ii) fill vacancies on the Board and (iii) adopt, amend or repeal the Company's Bylaws. The Executive Committee's members are Anthony L. Andersen, Edward L. Bronstien, Jr. and Walter Kissling. The committee held no meetings during the fiscal year ended November 29, 1997.

    The Finance Committee reviews and makes recommendations to the Board regarding: (i) major financing programs, (ii) dividend policy, (iii) capital and operating budgets and policy, (iv) the purchase and sale of the Company's securities, (v) the financial aspects of acquisitions and divestitures, (vi) third-party guarantees and (vii) the level of overall borrowing authority. The Finance Committee's members are Anthony L. Andersen, Robert J. Carlson, Freeman
A. Ford, Gail D. Fosler and Walter Kissling. The committee held seven meetings during the fiscal year ended November 29, 1997.

    The Retirement Plans Committee (i) oversees the funding of the Company's pension, thrift and retirement plans, (ii) defines investment policies and performance indices for such plans, (iii) may manage internally all or a portion of the funds for such plans, (iv) selects and removes investment fund managers, trustees and actuarial consultants for such plans, (v) annually reviews actuarial assumptions and computations to determine that the Company's contributions to such plans are adequate and (vi) makes recommendations to the Board regarding the Company's pension, thrift and retirement plans and trusts. The Retirement Plans Committee's members are Anthony L. Andersen, Rolf Schubert and Lorne C. Webster. The committee held four meetings during the fiscal year ended November 29, 1997.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION OVERVIEW

    The Compensation Committee of the Board of Directors (the "Committee") is responsible for reviewing and establishing overall compensation programs to ensure the Company's ability to attract, retain and motivate qualified executives and directors on a worldwide basis. The Company's strategy for achieving this objective includes establishing executive officer base pay and short-term and long-term incentive compensation targets at or above competitive levels. Base salary and short-term and long-term incentive compensation are based on a pay-for-performance philosophy. The Committee reviews, on an annual basis, national and regional compensation surveys to determine and establish competitive levels of compensation.

    The Committee believes that ownership of Company Common Stock by executive officers encourages long-term, strategic decision-making which is in the balanced best interests of the Company's constituents. The Committee has, therefore, established guidelines that set forth recommended levels of stock ownership by each executive officer. In support of this philosophy and to maintain alignment with marketplace practice, the Committee has adopted long-term incentive programs. The availability of long-term awards, which involve grants of performance units, restricted stock or restricted stock units, reflects the Committee's views regarding appropriate levels of stock ownership by the Company's executive officers. The size of performance units awards and certain restricted stock awards is based upon an executive's "value ranking," which ranking relates primarily to individual performance. In addition, the value of performance units, restricted stock and restricted stock units is ultimately determined by the performance of the Company and its stock price.

    The Committee currently consists of a Chair and three other non-employee directors, all of whom are elected by the Board of Directors. The Committee reviews and approves the base salaries, cash incentive programs and stock-based incentive awards for the Company's Chief Executive Officer and other executive officers. The Committee has the authority to change the Company's compensation programs at any time. From time to time, the Committee hires experienced outside consultants to analyze and review the Company's compensation programs. The purpose of these reviews is to satisfy the Committee that the Company's compensation programs meet its stated objectives, including competitiveness.

COMPENSATION OF EXECUTIVE OFFICERS

    The Company's compensation program for its executive officers consists of five basic elements: base pay; short-term incentive compensation comprised of two components (awards based on Company and/or business unit financial performance and individual achievement); and long-term incentive compensation comprised of two components (performance units and restricted stock units or restricted stock).

    BASE SALARY. Base salaries for the Company's executive officers are generally determined based on an assessment of external market pay and internal job value. Merit increases in base salary are tied to annual performance reviews and are generally subject to minimum and maximum base salary levels based on market surveys relating to salaries for similar executive officer positions at companies with total revenues comparable to the Company's revenues. Certain of these comparable companies are among the companies included in the S&P Specialty Chemicals Index used in the graph under the caption "Total Shareholder Return Graphs" below. The Committee reviews and considers proposed merit increases for executive officers annually on an individual basis. The Chair of the Board's salary is determined in part by reference to the Chief Executive Officer's salary. Under the Committee's current policies, the Chair's salary may not exceed 85% of the Chief Executive Officer's salary.

    SHORT-TERM INCENTIVE AWARDS. Short-term incentive awards for executive officers are tied directly to Company and/or business unit financial performance and individual achievement. All executive officers of the Company participate in the short-term financial performance and individual achievement award plans described below.

    Short-term incentive awards for executive officers (other than the Chair of the Board) are based on the annual financial performance of the Company and, in some cases, the annual financial performance of a particular business unit. Performance targets are based on the Company's budget as approved annually by the Board of Directors. No incentive payments are made unless a minimum return on sales target for the Company is met. Executive officers are required to achieve targets based on net earnings of the Company and/or the operating earnings of a particular business unit. In fiscal year 1997, the maximum bonus opportunity for the Company's executive officers under the Company's annual financial performance award program ranged from 24% to 39% of base salary. No bonuses were paid under the annual financial performance award program for fiscal year 1997 because the target earnings objectives were not achieved.

    In fiscal year 1997, the maximum bonus opportunity for the executive officers (other than the Chair of the Board and the Chief Executive Officer) under the Company's individual achievement award program ranged from 26% to 36% of base salary. For fiscal year 1997, the executive officers (other than the Chair of the Board and the Chief Executive Officer) received individual achievement awards ranging from 26% to 28% of base pay. The awards were granted by the Committee based on a subjective evaluation of each officer's performance.

    The aggregate amount of the financial performance and individual achievement awards is set for each executive officer such that the expected pay-out at target performance levels, together with such executive officer's base salary, would result in a salary and short-term incentive compensation package equal to or in excess of the market rate of such compensation for similar positions at comparable companies.

    The Chair of the Board does not participate in the short-term incentive plan described above, but in fiscal year 1997 had an individual short-term incentive plan. Under this plan, Mr. Andersen was entitled to receive a cash bonus in a maximum amount equal to 48% of his 1997 base salary based on the achievement of Company market capitalization and shareholder return objectives, his impact on the Company's stakeholders and the Company contribution levels under the Company's Profit Share Plus Plan (the "Profit Share Plan"). The market capitalization component depends on the level of increase in the market capitalization of the Company over the three-year period ended November 29, 1997. Shareholder return performance is measured by the Company's total shareholder return in comparison to the S&P Specialty Chemicals Index during such three-year period. The amount of the bonus payable under the Chair's plan is determined by whether the Company achieves target or superior performance levels with respect to the market capitalization and shareholder return objectives. All or a portion of the bonus relating to such objectives may be offset by Mr. Andersen's failure to positively affect the Company's stakeholders or by the failure of the Company to make annual contributions to the Profit Share Plan.

    LONG-TERM INCENTIVE AWARDS. Long-term incentive awards are provided through the Company's Performance Unit Plan (the "Unit Plan") and restricted stock or restricted stock units. The Unit Plan was adopted by the Committee pursuant to the Company's 1992 Stock Incentive Plan (the "Stock Incentive Plan") and currently relates to the Company's financial performance over the three-year period ending November 30, 1998. Under the Unit Plan, the Chief Executive Officer recommends and the Committee reviews, modifies as appropriate and approves an annual assignment of performance units to the Company's executive officers and other senior management employees. These units accrue value based on the cumulative achievement of budgeted sales and earnings over the three-year measurement period. If, at the end of such three-year period, cumulative budget targets are achieved, each performance unit is converted to a dollar value, and each participant's total dollar amount is used by the Company to purchase Common Stock of the Company. The Common Stock is then held by the Company for an additional three years as restricted stock to further the Company's goal of having key employees retain stock ownership in the Company. To date, no restricted stock has been issued under the Unit Plan.

    Other long-term incentives in the form of restricted stock or restricted stock units are awarded periodically in the Committee's discretion, following recommendations by the Chief Executive Officer, under the Stock Incentive Plan to executive officers and other key employees with the goal of establishing and retaining significant stock ownership by management. The restricted stock and restricted stock units vest after 10 years in order to emphasize the importance of long-term planning and decision-making and to align the interests of the key employees with the long-term performance of the Company.

    In addition to other factors, long-term incentive awards are based on an executive officer's "value ranking." A value ranking reflects the level of contributions by the executive officer and such executive officer's scope of responsibilities and past and current performance as well as future performance potential as determined by the Chief Executive Officer.

    The Chair of the Board does not participate in the long-term incentive programs described above.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    The Chief Executive Officer's compensation is determined by the Committee in a manner similar to the compensation of the other executive officers.

    BASE SALARY. Each year the Committee thoroughly reviews competitive market data from several survey sources and compares it to the current base salary of the Chief Executive Officer. The market data is selected from compensation surveys that include data from general manufacturing companies (which include chemical manufacturing companies) with total revenues comparable to the Company's revenues. The Committee targets the base salary of the Chief Executive Officer to be at or above those competitive levels. Certain of the companies included in the surveys used by the Committee are among the companies in the S&P Specialty Chemicals Index. In fiscal year 1997, Mr. Kissling received a 6.8% salary increase. The factors the Committee considered (without assigning any priority among the factors) in reaching its decision regarding the salary increase were the progress by the Company's management team in implementing the Company's profitability improvement plan, the results of the performance evaluation of the Chief Executive Officer by the Corporate Governance Committee and a comparison of current market data.

    SHORT-TERM INCENTIVE AWARDS. In fiscal year 1997, Mr. Kissling was eligible to receive an aggregate of 75% of his base salary under the two components of his short-term incentive plan. The Chief Executive Officer's short-term Company performance incentive award is based on the Company's budgeted net earnings as approved annually by the Board of Directors. Mr. Kissling was eligible to earn an incentive award of up to 35% of his base salary based on the Company's net earnings, with 25% of his base salary paid if 100% of budgeted net earnings was achieved or 35% if 105% of the budgeted net earnings was achieved. No incentive award was paid to Mr. Kissling based on Company performance because the target earnings objective was not achieved.

    In fiscal year 1997, Mr. Kissling was eligible to earn up to 40% of his base salary under his individual achievement award program. Under this program, the Committee awarded Mr. Kissling an amount equal to 34% of his base salary based on a subjective evaluation of his performance by the Corporate Governance Committee of the Board of Directors.

    LONG-TERM INCENTIVE AWARDS. Mr. Kissling participates in the Company's long-term incentive programs along with other key management employees. Awards are made annually to Mr. Kissling in the Committee's discretion. In fiscal year 1997, the Committee awarded to Mr. Kissling 100 performance units and 1,500 restricted stock units.

    INTERNATIONAL SERVICE POLICY. The Company has a policy governing international service assignments. One of the objectives of this policy is to assist an employee in maintaining reasonable comparability in his or her purchasing power and standard of living when such employee relocates to another country at the request of the Company. The international service policy also provides for tax equalization payments to offset higher tax liability in the country in which the employee has relocated.

    In 1990, Mr. Kissling moved to the United States from Costa Rica at the time he became Chief Operating Officer and Executive Vice President of the Company. As a result of his relocation, Mr. Kissling became eligible to receive payments under the international service assignment policy. In fiscal year 1997, Mr. Kissling received a tax equalization payment of $385,000 under the policy.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Internal Revenue Code Section 162(m) limits the ability of the Company to deduct certain compensation in excess of $1,000,000 paid to any of the individuals named in the Summary Compensation Table below.

    In fiscal year 1995, the Company entered into a deferred compensation arrangement that preserves the deductibility of certain compensation paid to Mr. Kissling. In addition, the Committee may defer awards to other executive officers granted under the Company's short-term incentive programs, if such deferral is necessary to preserve the deductibility of such awards. Consequently, the Committee believes that all compensation proposed to be paid to the individuals named in the Summary Compensation Table below under the Company's existing compensation programs will be fully deductible in fiscal year 1998.

    The Committee believes that discretionary control over certain aspects of executive compensation is critical to the overall compensation philosophy of the Company, which is to attract, retain and motivate executive officers and other key employees in a manner that furthers the best interests of all of the Company's stakeholders. Guided by this philosophy, the Committee has reviewed, and will continue to review as circumstances change, the effects of the Section 162(m) limit on the deductibility of amounts paid under the Company's compensation programs.

                                          Mr. Norbert R. Berg
                                          Dr. Reatha Clark King
                                          Dr. John J. Mauriel, Jr.
                                          Mr. Lee R. Mitau

                                          Members of the Compensation
                                            Committee

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash compensation and certain other components of compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company during the last fiscal year.

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                           ANNUAL COMPENSATION                       AWARDS
                            -------------------------------------------------   -----------------
NAME AND PRINCIPAL                                               OTHER ANNUAL      RESTRICTED           ALL OTHER
  POSITION            YEAR    SALARY(1)(2)       BONUS(2)(3)     COMPENSATION    STOCK AWARDS(5)     COMPENSATION(6)
--------------------  ----  ----------------   ---------------   ------------   -----------------   -----------------
Anthony L. Andersen   1997      $    437,750      $     78,795     $      0          $     0             $4,800
  Chair--Board of     1996           504,000                 0            0                0              4,500
  Directors           1995           504,000           121,000            0           52,875              4,500

Walter Kissling       1997      $    515,000      $    175,100     $504,399(4)       $81,750             $1,875
  President and       1996           482,082           200,000      573,229           52,125                  0
  Chief Executive     1995           442,316           106,312      435,218           52,875                  0
  Officer

John T. Ray, Jr.      1997      $    340,106      $     90,000     $      0          $81,750             $6,675
  Sr. Vice            1996           325,772           100,000            0           52,125              4,500
  President,          1995           313,242            84,662            0           52,875              4,500
  Adhesives,
  Sealants and
  Coatings Division

Jerald L. Scott       1997      $    279,870      $     80,000     $      0          $81,750             $6,673
  Sr. Vice            1996           252,660            70,000        2,800           52,125              4,500
  President,          1995           207,297            51,876      207,062           52,875              4,500
  Operations

Lars T. Carlson       1997      $    255,337      $     70,000     $      0          $81,750             $6,657
  Sr. Vice            1996           234,951            65,000       63,656           52,125              4,500
  President,          1995           215,731            43,000       49,788           52,875              4,500
  Administration

------------------------

(1)Includes cash compensation deferred at the election of the executive officer under the terms of the Company's Thrift Plan.

(2)The salary and bonus amounts for Mr. Kissling include cash compensation deferred under a deferred compensation agreement with the Company, whereby beginning January 1, 1995 Mr. Kissling agreed to defer 35% of his base salary and bonus earned through September 30, 1997. The deferred amount (including previously accrued interest) is credited on a monthly basis with interest equal to Wall Street prime plus 1%. The entire deferred amount plus accrued interest will be distributed in a lump sum on the earliest of: (i) June 30 of the year following the year Mr. Kissling ceases to be a U.S. resident for U.S. income tax purposes, (ii) 60 days following death of Mr. Kissling, (iii) January 10, 2001 or (iv) upon a change in control of the Company. The Company has placed funds in a trust that remain subject to claims of the Company's creditors but otherwise are intended to assist the Company in making payment of such deferred amounts together with accrued interest. In addition, the Company has agreed to reimburse Mr. Kissling for certain taxes that may be due upon payment to Mr. Kissling of his deferred compensation. As of the end of fiscal year 1997, the estimated amount of such tax reimbursement was $189,000.

(3)The bonus amounts were paid pursuant to the Company's short-term incentive plans described above in the Compensation Committee Report on Executive Compensation.

(4)The amount includes $385,000 paid to Mr. Kissling under the Company's international service assignment policy to offset the adverse impact of being subject to additional income taxation while living in the United States, $56,820 of deferred compensation relating to the payment by Mr. Kissling of premiums on term life insurance policies, $30,000 for the cost of housing provided to Mr. Kissling and $13,155, representing the "above-market" portion of the earnings on deferred compensation credited to Mr. Kissling.

(5)The Company issues restricted stock and restricted stock units under the Company's 1992 Stock Incentive Plan. Restricted stock represents shares of the Company's Common Stock held by the Company on behalf of the participant. Each restricted stock unit represents the right to receive one share of the Company's Common Stock. Restricted stock and restricted stock units will be forfeited and reacquired by the Company unless the participant remains in the continuous employment of the Company or an affiliate of the Company for a period of ten years from the date of grant, except in the event of death, disability or retirement, or a change in control of the Company, in which case the restrictions will lapse immediately. Dividends are paid on restricted stock and dividend equivalents accrue with respect to restricted stock units at the same rate as paid to all holders of the Company's Common Stock, but in the form of additional shares of restricted stock or restricted stock units, as the case may be, rather than cash. The value of each award shown in the table was determined by multiplying the closing market price of the Company's Common Stock on the date of grant by the number of shares or units awarded. As of November 29, 1997, Mr. Andersen held a total of 4,755 shares of restricted stock (including accrued dividend shares) having a then current value of $232,995, Mr. Kissling held a total of 7,802 restricted stock units (including accrued dividend equivalents) having a then current value of $382,298, Mr. Ray held a total of 7,802 shares of restricted stock (including accrued dividend shares) having a then current value of $382,298, Mr. Scott held a total of 3,046 shares of restricted stock (including accrued dividend shares) having a then current value of $149,254 and a total of 4,755 restricted stock units (including accrued dividend equivalents) having a then current value of $232,995 and Mr. Carlson held a total of 4,658 shares of restricted stock (including accrued dividend shares) having a then current value of $228,242 and a total of 3,143 restricted stock units (including accrued dividend equivalents) having a then current value of $154,007.

(6)Amounts include (i) the Company's matching contributions under the terms of the Company's Thrift Plan (a 401(k) plan), including the following amounts for fiscal year 1997: Mr. Andersen ($4,800), Mr. Ray ($4,800), Mr. Scott ($4,798) and Mr. Carlson ($4,782) and (ii) the following amounts contributed by the Company for fiscal year 1997 under the Company's Profit Share Plus Plan, a non-leveraged employee stock ownership plan: Mr. Kissling ($1,875), Mr. Ray ($1,875), Mr. Scott ($1,875) and Mr. Carlson ($1,875). No amounts were contributed under the Profit Share Plus Plan for fiscal years 1995 and 1996. The amount contributed by the Company to each employee's account under the Profit Share Plus Plan is calculated according to a predetermined formula. The Company's contributions are made in cash, Company Common Stock or a combination of cash and Common Stock. Substantially all of the assets of the Profit Share Plus Plan are invested in Common Stock of the Company. A participant is fully vested in the balance of his or her account upon the occurrence of certain specified circumstances, including a change in control of the Company or the completion of five years of continuous service. Each of the individuals named in the Summary Compensation Table has been employed by the Company for more than five years and, therefore, is fully vested in the balance of his account. Distribution of a participant's vested account balance is made only upon the termination of employment.

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

    The following table reflects awards made during fiscal year 1997 to executive officers named in the Summary Compensation Table above pursuant to the Company's Unit Plan, as described above in the Compensation Committee Report on Executive Compensation.

                                                            ESTIMATED FUTURE
                                                              PAYOUTS UNDER
                                        PERFORMANCE OR    NON-STOCK PRICE-BASED
                   NUMBER OF SHARES,  OTHER PERIOD UNTIL          PLANS
                    UNITS OR OTHER      MATURATION OR     ---------------------
      NAME             RIGHTS(1)            PAYOUT         TARGET     MAXIMUM
-----------------  -----------------  ------------------  ---------  ----------
                                         FISCAL YEARS
Walter Kissling              100         1996 - 1998      $  75,000  $  150,000
John T. Ray, Jr.              43         1996 - 1998         32,250      64,500
Jerald L. Scott               43         1996 - 1998         32,250      64,500
Lars T. Carlson               43         1996 - 1998         32,250      64,500

------------------------

(1)The performance units are denominated in dollars and payable in shares of restricted stock. As of the last day of the performance period, the participant's performance units are converted to the largest number of whole shares of restricted stock (restricted for a period of three years) that equals the aggregate value of the performance units earned during the performance period divided by the fair market value of the Company's Common Stock.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997 AND FISCAL YEAR END OPTION
  VALUES

    The following table summarizes information with respect to stock option exercises by the executive officers named in the Summary Compensation Table above during fiscal year 1997 and the value of stock options held by such officers at the end of fiscal year 1997. No stock options were granted to the executive officers during fiscal year 1997.

                                                                                                     VALUE OF
                                                                                                   UNEXERCISED
                                                                          NUMBER OF SECURITIES     IN-THE-MONEY
                                                                               UNDERLYING           OPTIONS AT
                               SHARES ACQUIRED ON                          UNEXERCISED OPTIONS        FISCAL
            NAME                    EXERCISE           VALUE REALIZED     AT FISCAL YEAR END(1)    YEAR END(2)
----------------------------  ---------------------  -------------------  ---------------------  ----------------
Anthony L. Andersen                         0                     0                15,750          $    546,000
Walter Kissling                             0                     0                27,000               936,000
John T. Ray, Jr.                            0                     0                10,500               364,000
Jerald L. Scott                             0                     0                10,500               364,000
Lars T. Carlson                             0                     0                 6,563               227,520

------------------------

(1)All options are currently exercisable.

(2)The value was determined by subtracting the exercise price per share from the closing market price per share of the Company's Common Stock on November 28, 1997.

RETIREMENT PLANS

    The Company's Retirement Plan (the "United States Plan") provides noncontributory benefits for U.S. employees. The amount of plan benefits is determined by a formula based on the employee's highest average compensation, including commissions and bonuses, during five of the final ten years of credited service. The formula was modified in 1989 to conform to new federal requirements, but benefits accrued under the old formula as of November 30, 1989 were preserved to the extent they exceed the new formula benefits. Rather than offset the formula benefit by Social Security payments, the United States Plan now takes the Company's Social Security contributions into account in the benefits formula. The new formula limits the amount of compensation that can be taken into account each year. The Company also has adopted a Supplemental Executive Retirement Plan (the "Supplemental Plan") that provides benefits to certain participants, including the Chief Executive Officer and all of the individuals named in the Summary Compensation Table. In addition to providing benefits to certain employees who do not participate in the United States Plan (including Mr. Kissling), the Supplemental Plan supplements the benefits that are provided under the United States Plan since the benefits provided under such plans are restricted by certain Internal Revenue Service requirements. The Supplemental Plan is an unfunded plan. However, the Company has placed funds in a trust that remain subject to claims of the Company's creditors but otherwise are intended to provide Supplemental Plan benefits. The Supplemental Plan provides a specified level of retirement income based on a participant's length of service with the Company, final average compensation (as defined in the Supplemental Plan) and retirement income from certain other sources.

    The following table shows the estimated annual benefits on a straight line annuity basis payable to the executive officers named in the Summary Compensation Table with 15 or more years of service upon normal retirement under the United States Plan and the Supplemental Retirement Plan.

FINAL AVERAGE    ANNUAL
COMPENSATION    BENEFITS
-------------  ----------
 $   225,000   $   96,581
     300,000      134,081
     375,000      171,581
     450,000      209,081
     525,000      246,581
     600,000      284,081
     675,000      321,581
     750,000      359,081
     825,000      396,581
     900,000      434,081

    The maximum number of years of service for which pension benefits accrue is
15. Mr. Andersen, Mr. Kissling, Mr. Ray, Mr. Scott and Mr. Carlson each had more than 15 years of service as of November 29, 1997, and their covered compensation under the Plans for the fiscal year ended November 29, 1997 was equal to the base salary and bonus amounts set forth in the Summary Compensation Table.

EMPLOYMENT AGREEMENTS

    The Company currently has employment agreements with Mr. Andersen, Mr. Kissling, Mr. Ray, Mr. Scott and Mr. Carlson prohibiting disclosure of confidential information, prohibiting the employee from engaging in certain competitive activities for a specified period up to 36 months after termination of employment, and requiring the assignment to the Company of certain discoveries and inventions developed by the employee. The employment agreements have indefinite terms. The employment agreements also provide that under certain circumstances the Company will compensate the employee during the non-competition period in an amount equal to the difference between (i) the amount of monthly compensation subsequently earned and (ii) monthly basic compensation (as defined in the agreement) from the Company at the time of termination of employment. The present monthly basic compensation for Mr. Andersen, Mr. Kissling, Mr. Ray, Mr. Scott and Mr. Carlson which would be offset by the amount of monthly compensation subsequently earned is $36,479, $44,633, $29,476, $24,896 and $21,749, respectively.

    Mr. Kissling is currently on international assignment and has entered into an international service agreement with the Company setting forth the expected duration of the international assignment, the position and salary for that assignment, the international service premium, if any, the goods and services and housing equalization reimbursement, relocation expense and tax equalization. The international service agreement is terminable upon 30 days notice by either party. The provisions of the international service agreement do not affect the provisions of the employment agreement described above. See the Compensation Committee Report on Executive

Compensation above for further discussion of the Company's policy with respect to international service compensation.

CHANGE IN CONTROL ARRANGEMENTS

    In the event of a change in control of the Company, all shares of restricted stock and restricted stock units outstanding under the Company's stock incentive plans immediately vest in full.

EXCHANGE AGREEMENT

    On July 18, 1996, the Company and Elmer L. Andersen, the holder of 45,900 shares of the Company's Series A Preferred Stock (which constitute all of the outstanding shares of Series A Preferred Stock), entered into an Exchange Agreement (the "Exchange Agreement"). Pursuant to the Exchange Agreement, the Company has agreed, in the event any rights to purchase Common Stock (the "Rights") issued pursuant to the Company's Shareholder Rights Plan (the "Rights Plan") are distributed under the Rights Plan, to issue 45,900 shares of Series B Preferred Stock in exchange for the 45,900 shares of Series A Preferred Stock. The Series B Preferred Stock, which was authorized by the Company's Board of Directors on July 18, 1996, has the same rights and preferences as the Series A Preferred Stock, except for the voting rights provisions. As in the case of the Series A Preferred Stock, the Series B Preferred Stock initially has 80 votes per share (as compared to the Company's Common Stock which has one vote per share). However, upon exercise or exchange of any Rights pursuant to the Rights Plan, the voting power of the Series B Preferred Stock will be increased such that the issuance of Common Stock pursuant to the exercise or exchange of Rights pursuant to the Rights Plan will not diminish the voting power of the Series B Preferred Stock. The Exchange Agreement will terminate at such time as Mr. Andersen, his spouse, his children and his more remote issue and their spouses (collectively, "Andersen Family Members") do not own a majority of the outstanding shares of the Series A Preferred Stock. In addition, any shares of Series B Preferred Stock held by a person who is not an Andersen Family Member will be entitled to only one vote per share.

                        TOTAL SHAREHOLDER RETURN GRAPHS

    Set forth below are two graphs: the first comparing the yearly cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P 500 Stock Index and the S&P Specialty Chemicals Index, and the second comparing the yearly cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P Midcap 400 Index and the Domini Social Index, both of which include the Company.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   CUMULATIVE TOTAL RETURN
   BASED ON INVESTMENT OF $100 BEGINNING NOVEMBER 30, 1992
                                                                H.B. FULLER     S&P 500-R-      S&P-R- SPEC. CHEM.
Nov-92                                                                  $100            $100                    $100
Nov-93                                                                   $88            $110                    $113
Nov-94                                                                   $86            $111                     $96
Nov-95                                                                   $87            $152                    $130
Nov-96                                                                  $131            $195                    $141
Nov-97                                                                  $138            $250                    $157

                                             *Total return assumes reinvestment
                                             of all dividends

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   CUMULATIVE TOTAL RETURN
   BASED ON INVESTMENT OF $100 BEGINNING NOVEMBER 30, 1992
                                                                H.B. FULLER     S&P MIDCAP 400 INDEX-R-      DOMINI SOCIAL INDEX
Nov-92                                                                  $100                          $100                    $100
Nov-93                                                                   $88                          $113                    $109
Nov-94                                                                   $86                          $113                    $110
Nov-95                                                                   $87                          $149                    $152
Nov-96                                                                  $131                          $177                    $193
Nov-97                                                                  $138                          $226                    $257

                                             *Total return assumes reinvestment
                                             of all dividends

            PROPOSAL TO APPROVE 1998 DIRECTORS' STOCK INCENTIVE PLAN

INTRODUCTION

    The Company's Board of Directors adopted, upon the recommendation of the Compensation Committee of the Board, the 1998 Directors' Stock Incentive Plan (the "1998 Plan"), subject to shareholder approval at the Annual Meeting. The 1998 Plan would become effective upon approval by the shareholders at the Annual Meeting. The 1998 Plan provides for the grant of stock-based awards to non-employee directors of the Company as determined by the Compensation Committee of the Board. Generally, the consideration to be received by the Company for awards under the 1998 Plan will be the directors' past, present or expected future contributions to the Company.

    The Compensation Committee and the Board of Directors adopted the 1998 Plan in connection with the termination of the Directors' Retirement Plan. See "Election of Directors--Directors' Compensation." The Compensation Committee and the Board of Directors believe that a stock-based plan will provide a more effective means of linking the interests of the directors with the interests of the Company's shareholders. In addition, the directors believe that the Company's ability to attract and retain capable persons as independent directors will be enhanced if the Company can provide non-employee directors with restricted stock, restricted stock units, stock options, stock appreciation rights and other awards under the 1998 Plan, and that the Company will benefit from encouraging a greater sense of proprietorship in its non-employee directors and stimulating the active interest of such persons in the development and financial success of the Company.

    The following summary of the 1998 Plan is qualified in its entirety by reference to the full text of the 1998 Plan, which is attached to this Proxy Statement as Exhibit A.

SUMMARY OF THE 1998 PLAN

    PURPOSE. The purpose of the 1998 Plan is to aid in attracting and retaining directors capable of assuring the future success of the Company, to offer the directors incentives to put forth maximum efforts for the success of the Company's business and to afford the directors an opportunity to acquire a proprietary interest in the Company.

    ADMINISTRATION. The Plan will be administered by a committee of the Board of Directors (the "Committee") comprised of at least the number of directors as is required to permit awards granted under the 1998 Plan to qualify under Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). Each member of the Committee will be a "Non-Employee Director" within the meaning of Rule 16b-3. The Committee will have full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 1998 Plan. Subject to the provisions of the 1998 Plan, the Committee may amend or waive the terms and conditions of an outstanding award, but may not adjust or amend the exercise price of an outstanding stock option or stock appreciation right. The Committee will have full authority to interpret the 1998 Plan and establish rules and regulations for the administration of the 1998 Plan.

    ELIGIBILITY AND NUMBER OF SHARES. Non-employee directors of the Company will be eligible to be selected by the Committee to participate in the 1998 Plan. The Board of Directors currently has nine non-employee directors. The 1998 Plan provides for the issuance of up to 200,000 shares of the Company's Common Stock, subject to adjustment in the event of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar changes in the corporate structure or stock of the Company. Shares of the Company's Common Stock subject to awards under the 1998 Plan which are not used or are forfeited because the terms and conditions of the awards are not met, or because the award terminates without delivery of any shares, may again be used for awards under the 1998 Plan. Shares of the Company's Common Stock used by a participant as full or partial payment to the Company of the purchase price relating to an award will also be available for awards under the 1998 Plan.

    TYPES OF AWARDS AND CERTAIN TERMS AND CONDITIONS. The types of awards that may be granted under the 1998 Plan are restricted stock, restricted stock units, stock options, stock appreciation rights, performance awards, dividend equivalents, other stock-based awards and any combination of these. The 1998 Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. The Committee may not amend or discontinue any outstanding award without the consent of the holder of the award. Awards will not be transferable other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted.

    RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee may grant shares of restricted stock and restricted stock units subject to such restrictions and terms and conditions as the Committee may impose. Shares of restricted stock granted under the 1998 Plan will be evidenced by stock certificates, which will be held by the Company, and the Committee may, in its discretion, grant voting and dividend rights with respect to such shares. No shares of stock will be issued at the time of award of restricted stock units. A restricted stock unit will have a value equal to the fair market value of one share of Common Stock of the Company and may include, if so determined by the Committee, the value of any dividends or other rights or property received by shareholders after the date of grant of the restricted stock unit. The Committee has the right to waive any vesting requirements or to accelerate the vesting of restricted stock or restricted stock units.

    STOCK OPTIONS. The Committee will determine the exercise price of any option granted under the 1998 Plan, but in no event will the exercise price be less than 100% of the fair market value of the Company's Common Stock on the date of grant. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or such other form of consideration as the Committee may specify, including delivery of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price. Stock options will be exercisable at such times as the Committee determines.

    STOCK APPRECIATION RIGHTS. The Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive the excess of the fair market value of one share of Common Stock on the date of exercise over the fair market value of one share of Common Stock on the date of grant. The payment may be made in cash or shares of Common Stock, or other form of payment, as determined by the Committee.

    PERFORMANCE AWARDS. A performance award will entitle the holder to receive payments upon the achievement of specified performance goals. The Committee will establish the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be denominated or payable in cash, shares of stock or other securities, or other awards or property.

    DIVIDEND EQUIVALENTS. An award of dividend equivalents will entitle the holder to receive payments equivalent to the amount of cash dividends paid by the Company to its shareholders with respect to a number of shares determined by the Committee. Dividend equivalents may be payable in cash, shares of stock or other securities, or other awards or property and will be subject to such terms and conditions as determined by the Committee.

    OTHER STOCK-BASED AWARDS. The Committee may grant other awards denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Committee will determine the terms and conditions of such award, including the consideration to be paid for shares of Common Stock or other securities delivered pursuant to a purchase right granted under such award.

    DURATION, TERMINATION AND AMENDMENT. The 1998 Plan (but not awards outstanding under the 1998 Plan) will terminate 10 years after the date the 1998 Plan is approved by the shareholders of the Company, and no awards may be granted after that date. The 1998 Plan permits the Board of Directors to amend or terminate the 1998 Plan at any time, except that prior shareholder approval will be required for any amendment to the 1998 Plan that (i) requires shareholder approval under the rules or regulations of the National Association of Securities Dealers, Inc., (ii) permits repricing of outstanding stock options or stock appreciation rights granted under the 1998 Plan, (iii) increases the number of shares authorized under the 1998 Plan or (iv) permits the award of stock options or stock appreciation rights under the 1998 Plan with an exercise price less than 100% of the fair market value of a share of Common Stock on the date of grant.

FEDERAL TAX CONSEQUENCES

    The Company has been advised by its counsel that awards made under the 1998 Plan generally will result in the following tax consequences for United States citizens under current United States federal income tax laws.

    RESTRICTED STOCK.  Unless a recipient files an election to be taxed under
Section 83(b) of the Internal Revenue Code, generally (i) the recipient will not realize income upon the grant of restricted stock, (ii) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire and (iii) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Internal Revenue Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions. When the recipient disposes of the shares, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realized ordinary income will be treated as a capital gain or loss.

    STOCK OPTIONS. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a stock option is granted under the 1998 Plan. Generally, at the time of exercise of a stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

    STOCK APPRECIATION RIGHTS, RESTRICTED STOCK UNITS, PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS AND OTHER STOCK-BASED AWARDS. Generally, (i) a recipient will not realize income upon the grant of a stock appreciation right, restricted stock unit, performance award, dividend equivalent or other stock-based award,
(ii) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of Common Stock, a combination of cash and shares, or other property are delivered to the recipient upon exercise of a stock appreciation right or in payment of a restricted stock unit, performance award, dividend equivalent or other stock-based award and (iii) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock or other property received. When the recipient disposes of the shares, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realized ordinary income will be treated as a capital gain or loss.

    EXERCISE OF AWARDS. Special rules may apply in the case of participants subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received pursuant to the exercise of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

NEW PLAN BENEFITS

    The Board of Directors of the Company has agreed to grant Lee R. Mitau, a non-employee director of the Company, 3,417 shares of restricted stock under the 1998 Plan, subject to shareholder approval of the 1998 Plan. The shares would be awarded to Mr. Mitau under the 1998 Plan in lieu of any retirement benefit that Mr. Mitau otherwise would have been eligible to receive under the Directors' Retirement Plan. See "Election of Directors--Directors' Compensation." It is intended that the shares would have a 15-year vesting period, subject to Mr. Mitau continuing to serve as a director of the Company during that period. The numbers and types of other awards that will be granted under the 1998 Plan are not determinable as the Committee will make such determinations in its sole discretion.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a majority of the combined voting power of the Common Stock and Series A Preferred Stock represented and entitled to vote at the Annual Meeting is required for approval of the 1998 Plan. Proxies solicited by the Board of Directors will be voted FOR the approval of the 1998 Plan, unless shareholders specify a contrary choice in their proxies.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                         THE APPROVAL OF THE 1998 PLAN

                    RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors of the Company has appointed Price Waterhouse LLP, independent certified public accountants, to be the Company's auditors for the fiscal year ending November 28, 1998. Price Waterhouse LLP served as the Company's auditors for the fiscal year ended November 29, 1997. If the Board of Directors' appointment of auditors is not ratified by the shareholders, the Board of Directors intends to reconsider that appointment. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from shareholders. Proxies will be voted in favor of ratification of the appointment of the auditors unless otherwise specified.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
            RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP

                              SHAREHOLDER PROPOSAL

    The Domini Social Equity Fund has stated its intention to submit the following proposal at the Annual Meeting. The Company will promptly furnish the address and the number of shares held by the proponent to each person requesting such information orally or in writing.

    The Board of Directors has carefully considered this proposal and has concluded that its adoption would not be in the best interests of the Company or its shareholders. Proxies solicited by the Board of Directors will be voted AGAINST the shareholder proposal, unless shareholders specify a contrary choice on their proxies.

    The affirmative vote of a majority of the combined voting power of the Common Stock and the Series A Preferred Stock represented and entitled to vote at the Annual Meeting is required to approve the shareholder proposal.

THE PROPOSAL

    "WHEREAS: H.B. Fuller has been acknowledged to be a leader among U.S. corporations which act in a socially and environmentally responsible manner. The company has been lauded in particular for its community involvement and endorsement of the CERES Principles, a ten-point code for corporate environmental performance and accountability.

    We believe that Fuller's reputation is undermined by its involvement in the tobacco industry. Our Company sells adhesives which glue cigarette paper together as well as filters to cigarettes thus making the manufacture of cigarettes possible. Our Company profits from a product that endangers global health.

    Our Company boasts in tobacco industry journals that "In the world of cigarettes, we speak many languages," and markets its product worldwide under the slogan, "However you say 'cigarette adhesives,' H.B. Fuller understands."

    Increasingly, studies show carcinogens develop when various tobacco additives are smoked. Our Company has not published any independent studies showing what happens when our adhesives are smoked which leaves H.B. Fuller open to potential litigation.

    The net of liability related to tobacco manufactures has been extended to manufacturers of intermediate goods sold to the industry. For instance, Kimberly-Clark, although not a cigarette manufacturer, was sued by West Virginia for its participation in the tobacco chain. In response to shareholder concerns and because it felt that its involvement in tobacco was "not compatible" with the rest of its operations, Kimberly Clark spun off its tobacco-related entities.

    Pfizer has made a decision not to sell its products (ranging from herbicides for tobacco plant additives for cigarettes) to any tobacco-related entity. Other companies have done likewise. We believe it would also be in H.B. Fuller's best interest to end adhesive sales for cigarettes.

    BE IT RESOLVED: the shareholders request the Board of Directors adopt a policy not to sell its adhesives to any tobacco-related company when they will be used for the production of cigarettes or other tobacco products until it can be shown that tobacco, if used as intended in cigarettes and smokeless tobacco, is not detrimental to health.

                              Supporting Statement

    With plants in 41 countries, H.B. Fuller plays an important role in the worldwide tobacco industry. The Company's involvement in the tobacco industry potentially exposes it to unnecessary financial, legal and health risks. Consequently, as shareholders we believe it is best for the Company to extricate itself from any involvement in the tobacco industry. Please support this resolution by voting YES."

THE RESPONSE OF THE BOARD OF DIRECTORS

    On a continuing basis, the Company is faced with making decisions that balance differing and often conflicting values and objectives. After thoughtfully and carefully considering the implications of the shareholder proposal to the Company's constituencies--its customers, employees, shareholders and the communities in which the Company operates--the Board of Directors believes the Company should not adopt the resolution as proposed.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST
                            THE SHAREHOLDER PROPOSAL

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership, and reports of changes in ownership of securities of the Company, with the Securities and Exchange Commission (the "SEC"). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all such forms. Based solely on a review of the copies of such forms received by it and written representations from the Company's executive officers and directors, the Company believes that, during the fiscal year ended November 29, 1997, its executive officers and directors complied with all Section 16(a) filing requirements, except for Hermann Lagally, an executive officer of the Company, who failed to include on his Form 3 filed with the SEC shares of Company Common Stock held in the Company's Profit Share Plus Plan, which Form 3 subsequently was amended to include such shares, and Lorne C. Webster, a director of the Company, who filed a late Form 4 reporting the purchase of shares of Company Common Stock by a trust in which he has an indirect beneficial ownership interest.

                                 OTHER MATTERS

    The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If any other business does properly come before the Annual Meeting, the persons named as proxies in the enclosed proxy will vote in accordance with their best judgment as to the best interests of the Company.

               SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

    Any proposals by shareholders intended to be presented at the Company's Annual Meeting to be held in 1999 must be received at the principal executive offices of the Company by the close of business on November 6, 1998 in order to be included in the Company's Proxy Statement for such meeting.

                                                [SIGNATURE]

                                          Richard C. Baker

                                          Secretary

Dated: March 6, 1998

                                                                       EXHIBIT A

                              H.B. FULLER COMPANY
                      1998 DIRECTORS' STOCK INCENTIVE PLAN

1. PURPOSE.

    The purpose of the H.B. Fuller Company 1998 Directors' Stock Incentive Plan (the "Plan") is to aid in attracting and retaining directors capable of assuring the future success of H.B. Fuller Company (the "Company"), to offer the directors incentives to put forth maximum efforts for the success of the Company's business and to afford the directors an opportunity to acquire a proprietary interest in the Company.

2. DEFINITIONS.

    As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

         (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

         (c) "Award Agreement" shall mean the written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

         (e) "Committee" shall mean the Compensation Committee of the Board of Directors of the Company or such other committee of directors as may be designated by such Board to administer the Plan. The Committee shall be comprised of not less than such number of directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3.

          (f) "Dividend Equivalent" shall mean any right granted under Section 5(e) of the Plan.

         (g) "Eligible Person" shall mean any director of the Company who is not an employee of the Company or any Affiliate of the Company.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, for purposes of the

    Plan, the Fair Market Value of Shares on a given date shall be (i) the last sale price of the Shares as reported on the Nasdaq National Market on such date, if the Shares are then quoted on the Nasdaq National Market, or (ii) the closing price of the Shares on such date on a national securities exchange, if the Shares are then being traded on a national securities exchange.

          (j) "Option" shall mean an option granted under Section 5(a) of the Plan that is not intended to qualify as an incentive stock option under
    Section 422 of the Code or any successor provision.

         (k) "Other Stock-Based Award" shall mean any right granted under
    Section 5(f) of the Plan.

          (l) "Participant" shall mean any Eligible Person designated to be granted an Award under the Plan.

        (m) "Performance Award" shall mean any right granted under Section 5(d) of the Plan.

         (n) "Person" shall mean any individual, corporation, partnership, association or trust.

         (o) "Restricted Stock" shall mean any Share granted under Section 5(c) of the Plan.

         (p) "Restricted Stock Unit" shall mean any unit granted under Section 5(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

         (q) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

         (r) "Shares" shall mean shares of Common Stock, par value $1.00 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

          (s) "Stock Appreciation Right" shall mean any right granted under
    Section 5(b) of the Plan.

3. ADMINISTRATION.

    (a) POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants;
(ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that the Committee shall not adjust or amend the exercise price of Options or Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation or replacement grants, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (ix) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant and any holder or beneficiary of any Award.

    (b) MEETINGS OF THE COMMITTEE. The Committee shall select one of its members as its chair and shall hold its meetings at such times and places as the Committee may determine. A majority of the Committee's members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

4. SHARES AVAILABLE FOR AWARDS.

    (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(c), the number of Shares available for granting Awards under the Plan shall be 200,000. Shares issued pursuant to the Plan may be either from the authorized but unissued Shares or from Shares reacquired by the Company, including Shares purchased in the open market. If any Shares covered by an Award or to which an Award relates are not purchased by the Participant or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any Shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option or Other Stock-Based Award involving a purchase right granted pursuant to the Plan shall again be available for granting Awards.

    (b) ACCOUNTING FOR AWARDS. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

    (c) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and
(iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

5. AWARDS.

    (a) OPTIONS. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

         (ii) OPTION TERM. The term of each Option shall be fixed by the Committee.

        (iii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

    (b) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

    (c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

         (ii) STOCK CERTIFICATES. At the time that Restricted Stock is granted to an Eligible Person, such Shares of Restricted Stock shall be issued and held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. No stock certificates evidencing such Restricted Stock shall be issued to the Participant prior to the lapse or waiver of restrictions applicable to such Restricted Stock. Stock certificates registered in the name of the Participant shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

        (iii) FORFEITURE; DELIVERY OF SHARES. Except as otherwise determined by the Committee, upon a Participant's termination of service as a director of the Company (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

    (d) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

    (e) DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant to Eligible Persons Dividend Equivalents under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

    (f) OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 5(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), as the Committee shall determine.

    (g) GENERAL.

          (i) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

         (ii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof) and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

        (iii) LIMITS ON TRANSFER OF AWARDS. No Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution; provided, however, that, if so determined by the

    Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

         (iv) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee.

         (v) RESTRICTIONS; SECURITIES EXCHANGE LISTING. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

6. AMENDMENT AND TERMINATION; CORRECTIONS.

    (a) AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, no amendment to the Plan will be made without the prior approval of the shareholders of the Company that: (i) requires shareholder approval under the rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; (ii) permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 3(a)(v); (iii) increases the number of shares authorized under the Plan as specified in Section 4(a); or (iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 5(a)(i) and 5(b)(ii).

    (b) AMENDMENTS TO AWARDS. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

    (c) CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any

Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

7. GENERAL PROVISIONS.

    (a) NO RIGHTS TO AWARDS. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

    (b) AWARD AGREEMENTS. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

    (c) NO RIGHTS OF SHAREHOLDERS. Except with respect to Restricted Stock, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until certificates for such Shares shall have been issued.

    (d) NO LIMIT ON OTHER COMPENSATION PLANS OR ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

    (e) GOVERNING LAW. The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the validity, construction and effect of the Plan and any rules and regulations relating to the Plan.

    (f) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

    (g) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (h) NO FRACTIONAL SHARES. No stock certificate for a fractional Share shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine, in connection with the issuance or delivery of any stock certificate pursuant to an Award, whether cash shall be paid in lieu of any fractional Share or whether such fractional Share and any rights thereto shall be canceled, terminated or otherwise eliminated.

    (i) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

8. EFFECTIVE DATE OF THE PLAN.

    The Plan shall be effective as of the date of its approval by the shareholders of the Company.

9. TERM OF THE PLAN.

    Awards shall only be granted under the Plan during a 10-year period beginning on the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.

                    [LOGO]    H.B. FULLER COMPANY
                                     PROXY

             1998 ANNUAL MEETING OF SHAREHOLDERS -- APRIL 16, 1998
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

      The undersigned, revoking all prior proxies, appoints Anthony L. Andersen, Walter Kissling and Richard C. Baker, or any one or more of them, as proxies, with full power of substitution, to represent the undersigned and to vote, as checked below and otherwise in their discretion, upon such other matters as may properly come before the meeting, all shares of the common stock of H.B. Fuller Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Regal Minneapolis Hotel, 1313 Nicollet Mall, Minneapolis, Minnesota on Thursday, April 16, 1998, at 3:00 p.m. and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

   DIRECTORS       1. Election of the following four director-nominees as Class II Directors for a three-year term and until their
   RECOMMEND           successors are duly elected and qualified: Anthony L. Andersen, Norbert R. Berg, Freeman A. Ford, and John J.
     A VOTE           Mauriel, Jr. AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING THROUGH THE NOMINEE'S NAME ABOVE.
      FOR            / / FOR all nominees (except as marked to the contrary above)     / / WITHHOLD AUTHORITY to vote for
     ITEMS                                                                                     all nominees
   1, 2 AND 3
                                                                                           FOR        AGAINST      ABSTAIN
                   2. To consider and vote on a proposal to approve the                  / /             / /             / /
                      Company's 1998 Directors' Stock Incentive Plan.
                   3. To ratify the appointment of Price Waterhouse LLP as the           / /             / /             / /
                      Company's independent auditors for the fiscal year ending
                      November 28, 1998.
   DIRECTORS       4. To consider and vote on a shareholder proposal regarding           / /             / /             / /
RECOMMEND A VOTE      tobacco-related business of the Company.
    AGAINST
      ITEM
       4
                   5. To vote with discretionary authority upon such other
                      matters as may properly come before the Annual Meeting or
                      any adjournment thereof.

             (CONTINUED AND TO BE SIGNED AND DATED ON OTHER SIDE.)

                                                                     Detach Here

                                     [LOGO]

                                     [LOGO]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.

IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEM 4.

                                    Signature(s):
                                    --------------------------------------------

                                    --------------------------------------------
                                    Date: --------------------, 1998

                                    WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                    ADMINISTRATOR, TRUSTEE, FIDUCIARY OR
                                    GUARDIAN, GIVE FULL TITLE AS SUCH. WHEN
                                    STOCK HAS BEEN ISSUED IN THE NAMES OF TWO OR
                                    MORE PERSONS, ALL SHOULD SIGN UNLESS
                                    EVIDENCE OF AUTHORITY TO SIGN ON BEHALF OF
                                    OTHERS IS ATTACHED. PLEASE COMPLETE, SIGN,
                                    DATE AND RETURN PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

           H.B. FULLER COMPANY INTERNATIONAL PROFIT SHARE PLUS TRUST,
              H.B. FULLER COMPANY BRANCH PROFIT SHARE PLUS TRUST,
            H.B. FULLER COMPANY CANADIAN PROFIT SHARE PLUS TRUST AND
            H.B. FULLER COMPANY NEW ZEALAND PROFIT SHARE PLUS TRUST

                         VOTING INSTRUCTIONS TO TRUSTEE

    I hereby request ABN AMRO Trust Company (Jersey) Limited, as Trustee of the H.B. Fuller Company International Profit Share Plus Trust, the H.B. Fuller Company Branch Profit Share Plus Trust, the H.B. Fuller Company Canadian Profit Share Plus Trust and the H.B. Fuller Company New Zealand Profit Share Plus Trust to vote at the Annual Meeting of Shareholders of H.B. Fuller Company (the "Company") to be held on April 16, 1998, and at any adjournment thereof, the shares of common stock of the Company allocated to my accounts.

    THIS CARD IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE COMPANY. I UNDERSTAND THIS CARD MUST BE RETURNED TO THE TRUSTEE IF MY VOTING INSTRUCTIONS ARE TO BE HONORED. IF IT IS NOT RECEIVED BY THE TRUSTEE, OR IF IT IS RECEIVED BUT THE VOTING INSTRUCTIONS ARE INVALID, THE SHARES OF STOCK WITH RESPECT TO WHICH I COULD HAVE DIRECTED THE TRUSTEE SHALL BE VOTED BY THE TRUSTEE IN ACCORDANCE WITH THE TERMS OF THE PLANS. THE TRUSTEE IS HEREBY DIRECTED TO VOTE AS INDICATED ON THE FOLLOWING PROPOSALS WHICH ARE MORE FULLY DESCRIBED IN THE COMPANY'S NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT FOR THE ANNUAL MEETING.

        (CONTINUED AND TO BE COMPLETED, SIGNED AND DATED ON OTHER SIDE.)

                                                                     Detach Here

                                     [LOGO]

                                     [LOGO]
                                                         Detach Here

                      IF NO CHOICE IS SPECIFIED, THIS VOTING INSTRUCTIONS CARD
             WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEM 4.

                  1. Election of the following four director-nominees as Class II Directors for a three-year term and until
   DIRECTORS         their successors are duly elected and qualified: Anthony L. Andersen, Norbert R. Berg, Freeman A. Ford,
   RECOMMEND         and John J. Mauriel, Jr. AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING THROUGH THE
     A VOTE          NOMINEE'S NAME ABOVE.
      FOR           / / FOR all nominees (except as marked to the contrary above)     / / WITHHOLD AUTHORITY to vote for all
     ITEMS                                                                                nominees
   1, 2 AND 3
                                                                                      FOR        AGAINST    ABSTAIN
                  2. To consider and vote on a proposal to approve the              / /            / /            / /
                     Company's 1998 Directors' Stock Incentive Plan.
                  3. To ratify the appointment of Price Waterhouse LLP              / /            / /            / /
                     as the Company's independent auditors for the
                     fiscal year ending November 28, 1998.
   DIRECTORS      4. To consider and vote on a shareholder proposal                 / /            / /            / /
RECOMMEND A VOTE     regarding tobacco-related business of the Company.
    AGAINST
      ITEM
       4
                  5. To vote with discretionary authority upon such
                     other matters as may properly come before the
                     Annual Meeting or any adjournment thereof.

                                    Signature:
                                    --------------------------------------------
                                    Date: ------------------, 1998
                                    PLEASE COMPLETE, SIGN, DATE AND RETURN
                                    PROMPTLY USING THE ENCLOSED ENVELOPE.

                        H.B. FULLER COMPANY THRIFT PLAN,
       H.B. FULLER COMPANY PROFIT SHARE PLUS PLAN AND EFTEC SAVINGS PLAN

                         VOTING INSTRUCTIONS TO TRUSTEE

    I hereby direct Norwest Bank Minnesota, N.A., as Trustee of the H.B. Fuller Company Thrift Plan Trust, the H.B. Fuller Company Profit Share Plus Plan Trust and the EFTEC Savings Plan Trust to vote at the Annual Meeting of Shareholders of H.B. Fuller Company (the "Company") to be held on April 16, 1998, and at any adjournment thereof, the shares of common stock of the Company allocated to my accounts.

    THIS CARD IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE COMPANY. I UNDERSTAND THIS CARD MUST BE RETURNED TO THE TRUSTEE IF MY VOTING INSTRUCTIONS ARE TO BE HONORED. IF IT IS NOT RECEIVED BY THE TRUSTEE, OR IF IT IS RECEIVED BUT THE VOTING INSTRUCTIONS ARE INVALID, THE SHARES OF STOCK WITH RESPECT TO WHICH I COULD HAVE DIRECTED THE TRUSTEE SHALL BE VOTED BY THE TRUSTEE IN ACCORDANCE WITH THE TERMS OF THE PLANS. THE TRUSTEE IS HEREBY DIRECTED TO VOTE AS INDICATED ON THE FOLLOWING PROPOSALS WHICH ARE MORE FULLY DESCRIBED IN THE COMPANY'S NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT FOR THE ANNUAL MEETING.

        (CONTINUED AND TO BE COMPLETED, SIGNED AND DATED ON OTHER SIDE.)

                                                                     Detach Here

                                     [LOGO]

                                     [LOGO]

                                                                     Detach Here

                      IF NO CHOICE IS SPECIFIED, THIS VOTING INSTRUCTIONS CARD
             WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEM 4.

                  1. Election of the following four director-nominees as Class II Directors for a three-year term and until
   DIRECTORS         their successors are duly elected and qualified: Anthony L. Andersen, Norbert R. Berg, Freeman A. Ford,
   RECOMMEND         and John J. Mauriel, Jr. AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING THROUGH THE
     A VOTE          NOMINEE'S NAME ABOVE.
      FOR           / / FOR all nominees (except as marked to the contrary above)     / / WITHHOLD AUTHORITY to vote for all
     ITEMS                                                                                nominees
   1, 2 AND 3
                                                                                      FOR        AGAINST    ABSTAIN
                  2. To consider and vote on a proposal to approve the              / /            / /            / /
                     Company's 1998 Directors' Stock Incentive Plan.
                  3. To ratify the appointment of Price Waterhouse LLP              / /            / /            / /
                     as the Company's independent auditors for the
                     fiscal year ending November 28, 1998.
   DIRECTORS      4. To consider and vote on a shareholder proposal                 / /            / /            / /
RECOMMEND A VOTE     regarding tobacco-related business of the Company.
    AGAINST
      ITEM
       4
                  5. To vote with discretionary authority upon such
                     other matters as may properly come before the
                     Annual Meeting or any adjournment thereof.

                                    Signature:
                                    --------------------------------------------
                                    Date: ------------------, 1998
                                    PLEASE COMPLETE, SIGN, DATE AND RETURN
                                    PROMPTLY USING THE ENCLOSED ENVELOPE.

                   [LOGO]   H.B. FULLER COMPANY
                            PROXY OF SERIES A
                         PREFERRED STOCK SHAREHOLDER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF H.B. FULLER COMPANY. This proxy is solicited in connection with the Annual Meeting of Shareholders of H.B. Fuller Company to be held at the Regal Minneapolis Hotel, 1313 Nicollet Mall, Minneapolis, Minnesota, on Thursday, April 16, 1998, at 3:00 p.m. and at any adjournment thereof ("1998 Annual Meeting"). The undersigned, being the holder of 45,900 shares of Series A Preferred Stock of H.B. Fuller Company and being entitled to cast 3,672,000 votes at the 1998 Annual Meeting, and revoking all prior proxies, does hereby appoint Anthony
L. Andersen, Walter Kissling and Richard C. Baker, or any one or more of them, as proxies, with full power of substitution, to represent the undersigned and to vote, as checked below and otherwise in their discretion, upon such other matters as may properly come before the 1998 Annual Meeting, all shares of Series A Preferred Stock (and corresponding votes) which the undersigned is entitled to vote at the 1998 Annual Meeting.

    PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM.


                  (CONTINUED AND TO BE SIGNED AND DATED ON OTHER SIDE.)

       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.
IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AGAINST ITEM 4 AND, IN THE DISCRETION OF THE PROXIES, ON OTHER MATTERS THAT
              MAY PROPERLY COME BEFORE THE MEETING.
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DIRECTORS  1. Election of the following four director-nominees as
RECOMMEND     Class II Directors for a three-year term and until their
 A VOTE       successors are duly elected and qualified: Anthony L.
  FOR         Andersen, Norbert R. Berg, Freeman A. Ford, and John J.
 ITEMS        Mauriel, Jr.
 1,2 and 3
              AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY
              LINING THROUGH THE NOMINEE'S NAME ABOVE.

              / /FOR all nominees (except as        / / WITHHOLD AUTHORITY
                 marked to the contrary above)          to vote for all
                                                        nominees

                                                     FOR   AGAINST   ABSTAIN
           2. To consider and vote on a proposal     / /     / /       / /
              to approve the Company's 1998
              Directors' Stock Incentive Plan.

           3. To ratify the appointment of Price     / /     / /       / /
              Waterhouse LLP as the Company's
              independent auditors for the fiscal
              year ending November 28, 1998.

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 DIRECTORS 4. To consider and vote on a              / /     / /       / /
RECOMMEND     shareholder proposal regarding
  A VOTE      tobacco-related business of the
 AGAINST      Company.
   ITEM
    4

           5. To vote with discretionary authority upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

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                                          RECEIPT OF NOTICE OF ANNUAL MEETING
                                          AND PROXY STATEMENT AND ANNUAL REPORT
                                          IS HEREBY ACKNOWLEDGED.

                                          Date:                          , 1998
                                          -------------------------------------


                                          -------------------------------------
                                          Elmer L. Andersen

PLEASE COMPLETE, SIGN, DATE AND RETURN
PROMPTLY USING THE ENCLOSED ENVELOPE.